NVEST HIGH INCOME FUND

               Supplement dated May 31, 2000 to Nvest Bond Funds
        Classes A, B and C and Class Y Prospectus Each dated May 1, 2000

Effective May 22, Michael Millhouse and Curt Mitchell replace Gary Goodenough as portfolio managers of the Fund.

Accordingly, Mr. Goodenough's biographical information in the section of the Prospectuses entitled "Meet the Funds' Portfolio Managers" is replaced with the following:

MICHAEL J. MILLHOUSE
Michael Millhouse has co-managed HIGH INCOME FUND since May 2000. Mr. Millhouse is Executive Vice President, Chief Investment Officer and Director of Loomis Sayles. He began his investment career in 1978 and has been at Loomis Sayles since 1992. Mr. Millhouse is also a Chartered Financial Analyst and Chartered Investment Counselor. He received a B.S. and an M.B.A. from Indiana University and has 23 years of investment experience.

CURT A. MITCHELL
Curt Mitchell has co-managed HIGH INCOME FUND since May 2000. Mr. Mitchell is Vice President, Portfolio Manager and Manager of Fixed Income Trading of Loomis Sayles. He began his investment career in 1986 and has been at Loomis Sayles since 1995. Prior to joining Loomis Sayles, he was a Fixed Income Portfolio Manager with Firstar Investment Research & Management Company. Mr. Mitchell is also a Chartered Financial Analyst and Chartered Investment Counselor. He has an M.B.A. from the University of Illinois, a B.S. from Illinois Wesleyan University and 14 years of investment experience.